SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2005

Wells Real Estate Fund XI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Alstom Power – Knoxville Building

On March 15, 2005, The Fund IX, Fund X, Fund XI and REIT Joint Venture (the “Fund IX-X-XI-REIT Joint Venture”), a joint venture among Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P. (the “Registrant”), and Wells Operating Partnership, L.P., sold an office building containing approximately 84,400 rentable square feet located in Knoxville, Tennessee (the “Alstom Power – Knoxville Building”) to Lexington Centerpoint, L.P., an unaffiliated third party, for a gross sales price of $12,000,000, less closing costs.

The Registrant holds an equity interest of approximately 8.79% in Fund IX-X-XI-REIT Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Alstom Power - Knoxville Building were approximately $1.0 million. The Registrant expects a gain allocation of approximately $448,000 from the sale of the Alstom Power—Knoxville Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: March 21, 2005

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WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the period ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sales of the Johnson Matthey Building by the Wells Fund XI-Fund XII-REIT Joint Venture (“Fund XI-XII-REIT Joint Venture”), a joint venture between the Registrant, Wells Real Estate Fund XII, L.P., and Wells Operating Partnership, L.P., and the Alstom Power - Knoxville Building by The Fund IX, Fund X, Fund XI and REIT Joint Venture ( “Fund IX-X-XI-REIT Joint Venture”), a joint venture among Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P., the Registrant, and Wells Operating Partnership, L.P., as if the dispositions and distributions of net proceeds therefrom occurred on September 30, 2004. The Registrant holds equity interests of approximately 26.15% and 8.79% in Fund XI-XII-REIT Joint Venture and Fund IX-X-XI-REIT Joint Venture, respectively. Fund XI-XII-REIT Joint Venture and Fund IX-X-XI-REIT Joint Venture owned 100% of the Johnson Matthey Building and the Alstom Power - Knoxville Building, respectively. Fund XI-XII-REIT Joint Venture sold the Johnson Matthey Building on October 5, 2004.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the sales of the Cort Building, the Johnson Matthey Building (collectively, “Prior Dispositions”), and the Alstom Power - Knoxville Building as if the dispositions occurred on January 1, 2003. Wells/Orange County Associates sold the Cort Building on September 11, 2003. The Registrant holds an equity interest of approximately 23.65% in Wells/Orange County Associates, a joint venture between Fund X and Fund XI Associates and Wells Operating Partnership, L.P. Fund X and Fund XI Associates is a joint venture between Wells Real Estate Fund X, L.P. and the Registrant. Wells/Orange County Associates owned 100% of the Cort Building. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Cort Building, the Johnson Matthey Building, or the Alstom Power - Knoxville Building if the transactions had occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the sales of the Johnson Matthey Building and the Alstom Power - Knoxville Building as if the dispositions occurred on January 1, 2003. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Johnson Matthey Building or the Alstom Power - Knoxville Building if the transactions had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Cort Building, the Johnson Matthey Building, and the Alstom Power - Knoxville Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Johnson Matthey Building		Alstom Power – Knoxville Building
ASSETS:
Investment in joint ventures	$10,645,154	$(1,897,491	)(b)	$(555,833	)(e)	$8,191,830
Cash and cash equivalents	1,567,942	2,529,819	(c)	1,027,220	(c)	5,124,981
Due from joint ventures	93,219	0		0		93,219

Total assets	$12,306,315	$632,328		$471,387		$13,410,030

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$22,145	$0		$0		$22,145
Partnerships distributions payable	69,350	0		0		69,350

Total liabilities	$91,495	$0		$0		$91,495

Partners’ capital:
Limited partners:
Class A – 1,387,003 units outstanding	12,214,820	272,866	(d)	166,959	(d)	12,654,645
Class B – 266,277 units outstanding	0	359,462	(d)	304,428	(d)	663,890
General partners	0	0		0		0

Total partners’ capital	12,214,820	632,328		471,387		13,318,535

Total liabilities and partners’ capital	$12,306,315	$632,328		$471,387		$13,410,030

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain recognized on the sale of the Johnson Matthey Building of $632,328 less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Johnson Matthey Building of $(2,529,819).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund XI-XII-REIT Joint Venture and Fund IX-X-XI-REIT Joint Venture as a result of the sale of the Johnson Matthey Building and the Alstom Power - Knoxville Building, respectively.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Johnson Matthey Building and the Alstom Power - Knoxville Building. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.
(e)	Reflects the Registrant’s pro rata share of the gain recognized on the sale of Alstom Power - Knoxville Building of $471,387 less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of the Alstom Power - Knoxville Building of $(1,027,220).

See accompanying notes.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Prior Dispositions		Alstom Power – Knoxville Building
EQUITY IN INCOME OF JOINT VENTURES:	$557,937	$(3,445	)(b)	$(53,230	)(d)	$369,280
		(131,982	)(c)

EXPENSES:
Partnership administration	81,958	0		0		81,958
Legal and accounting	20,860	0		0		20,860
Computer costs	9,835	0		0		9,835
Other general and administrative	1,682	0		0		1,682

Total expenses	114,335	0		0		114,335
INTEREST AND OTHER INCOME	1,927	0		0		1,927

NET INCOME	$445,529	$(135,427)		$(53,230)		$256,872

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$999,612	$(220,376)		$(93,692)		$685,544

CLASS B	$(554,083)	$84,949		$40,462		$(428,672)

NET INCOME PER WEIGHTED- AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.72					$0.50

CLASS B	$(2.05)					$(1.58)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,382,605					1,382,605

CLASS B	270,676					270,676

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects the reduction of equity in income of Wells/Orange County Associates earned by the Registrant related to the Cort Building for the period from January 1, 2003 to September 11, 2003 (date of sale).
(c)	Reflects the reduction of equity in income of Fund XI-XII-REIT Joint Venture earned by the Registrant related to the Johnson Matthey Building for the year ended December 31, 2003.
(d)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Joint Venture earned by the Registrant related to the Alstom Power - Knoxville Building for the year ended December 31, 2003. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Alstom Power - Knoxville Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND XI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Johnson Matthey Building		Alstom Power – Knoxville Building
EQUITY IN INCOME OF JOINT VENTURES:	$395,964	$(114,966	)(b)	$(45,690	)(c)	$235,308

EXPENSES:
Partnership administration	80,791	0		0		80,791
Legal and accounting fees	29,664	0		0		29,664
Other general and administrative	1,154	0		0		1,154

Total expenses	111,609	0		0		111,609
OTHER INCOME	8,991	0		0		8,991

NET INCOME	$293,346	$(114,966)		$(45,690)		$132,690

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$412,585	$(114,966)		$(45,690)		$251,929

CLASS B	$(119,239)	$0		$0		$(119,239)

NET INCOME PER WEIGHTED- AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.30					$0.18

CLASS B	$(0.45)					$(0.45)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,387,086					1,387,086

CLASS B	266,194					266,194

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the reduction of equity in income of Fund XI-XII-REIT Joint Venture earned by the Registrant related to the Johnson Matthey Building for the period ended September 30, 2004.
(c)	Reflects the reduction of equity in income of Fund IX-X-XI-REIT Joint Venture earned by the Registrant related to the Alstom Power - Knoxville Building for the period ended September 30, 2004. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Alstom Power - Knoxville Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

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